EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of EPOD International Inc. (the "Company") on Form 10-QSB for the fiscal period ended March 31, 2004, as filed with the Securities and Exchange Commission on May 17, 2004 (the "Report"), I, L. Mark Roseborough, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 15, 2004                           /s/  L. MARK ROSEBOROUGH
Kelowna, British Columbia               --------------------------------

                                        L. Mark Roseborough
                                        Chief Executive Officer
                                        Chief Financial Officer
                                        EPOD International Inc.

           A signed original of this written statement required by Section 906 has been provided to and will be retained by EPOD International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.